UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      September 29, 2014

AUTOMATIC DATA PROCESSING, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
1-5397	22-1467904
(Commission File Number)	(I.R.S. Employer Identification No.)

One ADP Boulevard, Roseland, NJ	07068
(Address of principal executive offices)	(Zip Code)

(973) 974-5000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On September 29, 2014, the Registrant announced updated fiscal 2015 guidance in anticipation of its spin-off of its Dealer Services business unit, to be named CDK Global, Inc.  With the completion of the spin-off, the Registrant will report results of operations of the former Dealer Services business as discontinued operations.

A copy of the Registrant’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated September 29, 2014, issued by Automatic Data Processing, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 29, 2014

AUTOMATIC DATA PROCESSING, INC.

By:	/s/ Michael A. Bonarti
Name: Michael A. Bonarti
Title: Vice President